UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2013

TIMIOS NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-23279	52-2050585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4601 Fairfax Drive, Suite 1200
Arlington, VA 22203
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 528-7073

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On February 12, 2013, Timios National Corporation, a Delaware corporation (the “Company”), entered into the following agreements:

•                  Settlement and Release Agreement (the “PESI Settlement Agreement”), by and among the Company, Perma-Fix Environmental Services, Inc. (“PESI”) and Safety & Ecology Holdings Corporation (“SEC”);

•                  Promissory Note issued by PESI to TNC in the original principal amount of $229,773.75 (the “New PESI Note”);

•                  Settlement and Release Agreement (the “Leichtweis Settlement Agreement”), by and among the Company, Christopher P. Leichtweis (“Leichtweis”), and certain other signatories thereto (the “Management Investors”);

•                  Restructuring Agreement (the “Restructuring Agreement”), by and between the Company and its wholly-owned subsidiary, CSS Management Inc. (“CSS”), on the one hand, and YA Global Investments, L.P. (“YA”), on the other;

•                  Second Amended and Restated Promissory Note issued by the Company to YA in the original principal amount of $250,000 (the “Second Amended and Restated Recourse Note”);

•                  Second Amended and Restated Non-Recourse Promissory Note issued by the Company to YA in the original principal amount of $550,000 (the “Second Amended and Restated Non-Recourse Note”);

•                  Amendment No. 1 to the Amended and Restated Security Agreement dated August 28, 2012 by and between the Company and YA (the “Amendment to the TNC Security Agreement”);

•                  Amendment No. 1 to the Amended and Restated Security Agreement dated August 28, 2012 by and between CSS and YA (the “Amendment to the CSS Security Agreement,” and with the Amendment to the TNC Security Agreement, the “Amendments to the Security Agreements”); and

•                  The Reaffirmation and Ratification Agreement by and between the Company and CSS, on the one hand, and YA, on the other (the “Ratification Agreement”), pursuant to which the Company and CSS each reaffirmed and ratified their obligations to YA pursuant to the foregoing documents.

Copies of each of the PESI Settlement Agreement, the New PESI Note, the Leichtweis Settlement Agreement, the Restructuring Agreement, the Second Amended and Restated Recourse Note, the Second Amended and Restated Non-Recourse Note and the Amendments to the Security Agreements are attached hereto as Exhibits 10.1 to 10.9, respectively, to this Current Report on Form 8-K, and such documents are incorporated herein by reference. The information contained in this report is only a brief description of the material terms of such documents, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

The PESI Settlement

On February 12, 2013, the Company entered into the PESI Settlement Agreement, which memorializes the parties’ settlement of certain disputes that had arisen under that certain Stock Purchase Agreement dated as of July 15, 2011 (the “Purchase Agreement”), pursuant to which the Company sold to PESI the capital stock of SEC.  As reported in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on July 19, 2011 and November 3, 2011, as part of the purchase price for the capital stock of SEC (the “SEC Purchase Price”), PESI issued to the Company that certain Non-Negotiable Promissory Note dated October 31, 2011 in the original principal amount of $2,500,000 (the “Original PESI Note”) and deposited into escrow an amount equal to $2,000,000 pursuant to that certain Escrow Agreement, dated as of October 31, 2011 (the “PESI Escrow Agreement”), by and among the Company, PESI and SunTrust Bank, as escrow agent.

Pursuant to the PESI Settlement Agreement, among other things, as full and final settlement of all disputes between the parties relating to the Purchase Agreement, (i) the Company and PESI directed SunTrust Bank, as escrow agent under the PESI Escrow Agreement, to release to TNC the balance of the funds being held in escrow in the approximate amount of $500,000 (the “PESI Escrow Funds”) and (ii) the Company forgave $1,229,773.75 of the debt outstanding under the Original PESI Note and replaced the Original PESI Note with the New PESI Note.  The parties also released each other from any and all other claims, whether known or unknown, with respect to the Purchase Agreement.

The New PESI Note has the same terms as the Original PESI Note, except that the principal amount of $1,459,547.50, including interest, outstanding under the Original PESI Note has been reduced to $229,773.75, and it is no longer secured by the PESI Escrow Funds.

The Leichtweis Settlement

On February 12, 2013, the Company entered into the Leichtweis Settlement Agreement, with Leichtweis and certain former investors in the Company signatory thereto (the “Management Investors”).  Under the terms of that agreement, the Company, Leichtweis and the Management Investors, among other things, terminated all of their respective rights and obligations under that certain Exchange Agreement, dated as of October 31, 2011 (the “Leichtweis Agreement”), by and among, the Company (f/k/a Homeland Security Capital Corporation), Leichtweis, as representative of the Management Investors and the Management Investors signatory thereto, and released each other from certain obligations set forth therein.  Under the terms of the Leichtweis Agreement, Leichtweis and the Management Investors canceled their shares of the Company’s Series I Preferred Stock and certain warrants to purchase shares of the Company’s common stock in exchange for a portion of the SEC Purchase Price.

The Debt Restructuring

On February 12, 2013, the Company entered into the Restructuring Agreement, pursuant to which the Company and YA restructured the Company’s indebtedness pursuant to that certain Amended and Restated Non-Recourse Promissory Note in the original principal amount of $2,311,050 dated August 28, 2012 (the “August Note”).  The August Note prohibits the Company from, among other things, amending, modifying or otherwise altering the PESI Note, the PESI Escrow Agreement and/or the Leichtweis Agreement.

Under the terms of the Restructuring Agreement, YA (i) consented to the Company entering into the PESI Settlement Agreement and Leichtweis Settlement Agreement, (ii) consented to replacing the Existing PESI Note with the New PESI Note, including, without limitation, the proposed debt forgiveness, and (iii) forgave approximately $975,000 of the debt outstanding under the August Note.  In addition, YA agreed to amend and restate the August Note into the (i) Second Amended and Restated Promissory Note in the original principal amount of $250,000, which is recourse but unsecured, and (ii) the Second Amended and Restated Non-Recourse Promissory Note in the original principal amount of $550,000, which is in substantially the same form as the August Note, except that the principal amount has been reduced and it is no longer secured by the PESI Escrow Funds.  As a result of the restructuring of the Company’s indebtedness, the Company and YA also entered into the Amendment to the Security Agreements, pursuant to which the Collateral (as defined, and more fully described, in the Amended and Restated Security Agreements dated August 28, 2012) that secures the Company’s obligations under the Second Amended and Restated Non-Recourse Note is limited generally to all right, title and interest of the Company under the New PESI Note and of CSS under that certain Escrow Agreement, dated August 19, 2011, by and among CSS (f/k/a Corporate Security Solutions, Inc.), Halifax Security, Inc. and CSC Trust Company of Delaware, and all supporting obligations, proceeds and products of any of the foregoing, including any insurance, wherever located, whether now owned, or now due, in which the Company and/or CSS has/have an interest or the power to transfer rights, or hereafter acquired, arising, or to become due, or in which the Company and/or CSS obtains/obtain an interest, or the power to transfer rights.

Item 9.01              Financial Statements and Exhibits.

(d)                 Exhibits.

Exhibit
Number	Description

10.1	Settlement and Release Agreement, dated February 12, 2013, by and among the Company, Perma-Fix Environmental Services, Inc., and Safety & Ecology Holdings Corporation.

10.2	Promissory Note, dated February 12, 2013, issued by Perma-Fix Environmental Services, Inc. to the Company TNC in the original principal amount of $229,773.75.

10.3	Settlement and Release Agreement, dated February 12, 2013 by and among the Company, Christopher P. Leichtweis, and the Management Investors signatory thereto.

10.4	Restructuring Agreement, dated February 12, 2013, by and between the Company and CSS Management Inc., on the one hand, and YA Global Investments, L.P., on the other.

10.5	Second Amended and Restated Promissory Note, dated February 12, 2013, issued by the Company to YA Global Investments, L.P. in the original principal amount of $250,000.

10.6	Second Amended and Restated Non-Recourse Promissory Note, dated February 12, 2013, issued by the Company to YA Global Investments, L.P. in the original principal amount of $550,000.

10.7	Amendment No. 1, dated February 12, 2013, to the Amended and Restated Security Agreement dated August 28, 2012 by and between the Company and YA Global Investments, L.P.

10.8	Amendment No. 1, dated February 12, 2013, to the Amended and Restated Security Agreement dated August 28, 2012 by and between CSS Management Inc. and YA Global Investments, L.P.

10.9	Reaffirmation and Ratification Agreement, dated February 12, 2013, by and between the Company and CSS Management, Inc., on the one hand, and YA Global Investments, L.P., on the other.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIMIOS NATIONAL CORPORATION

By:	/s/ Michael T. Brigante
Name:	Michael T. Brigante
Title:	Chief Financial Officer

Date: February 14, 2013